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                                                                   EXHIBIT 10.30

                                    FORM OF
                       INCENTIVE STOCK OPTION AGREEMENT
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          This OPTION AGREEMENT (the "Agreement"), is entered into this __ day of _____, 1997, by and between ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation (the "Corporation"), and _______, an employee of the Corporation (the "Optionee"). Any capitalized terms not defined herein shall have the meaning set forth in the Plan (defined below).

          Pursuant to the Alexandria Real Estate Equities, Inc. 1997 Stock Award and Incentive Plan (the "Plan"), the Committee has determined that the Optionee is to be granted, on the terms and conditions set forth herein (and subject to the terms and provisions of the Plan), an option (the "Option") to purchase shares of the Corporation's common stock and hereby grants such Option. It is intended that the Option constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

TERMS AND CONDITIONS OF THE OPTION
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          1.   NUMBER OF SHARES AND OPTION PRICE.  The Option entitles Optionee
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to purchase [   ] shares of the Corporation's common stock, par value [$  ] per share (the "Option Shares"), at a price (the "Option Price") of [$ ] per share, which is not less than the Fair Market Value of the Option Shares as of the date hereof, as determined by the Committee.

          2.   PERIOD OF OPTION.  Unless the Option is previously terminated
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pursuant to this Agreement, the term of the Option and of this Agreement shall commence on the date hereof (the "Date of Grant") and terminate upon the expiration of ten (10) years from the Date of Grant. Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

          3.   CONDITIONS OF EXERCISE.  Subject to the provisions of this
               ----------------------
Agreement and the Plan, the Option Shares may be exercised as follows:

                                  [TO FOLLOW]
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          4.   NONTRANSFERABILITY OF OPTION.  The Option and this Agreement
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shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order ("QDRO"), and the Option may be exercised during the lifetime of the Optionee, only by the Optionee or by his or her legal representative or as otherwise provided by a QDRO.

          5.   EXERCISE OF OPTION.  The Option shall be exercised in the
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following manner:  the Optionee, or other person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Corporation written notice specifying the number of Option Shares which he or she elects to purchase, together with either (i) cash in an amount equal to the Option Price, (ii) the number of shares of common stock having a Fair Market Value (as of the date of exercise) equal to the Option Price, or (iii) any combination of cash and shares of common stock, the sum of which equals the Option Price and the Option Shares purchased shall thereupon be promptly delivered. In addition, the Optionee or such other person shall be entitled to exercise the Option in any other manner permitted under the Plan and approved by the Committee. The Optionee will not be deemed to be a holder of any Option Shares until the date of the issuance of a stock certificate to him or her for such shares and until such shares are paid for in full.

          6.   TERMINATION BY DEATH.  If the Optionee's employment with the
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Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised by the legal representative of the estate or the legatee of the Optionee under the will of the Optionee until the expiration of the stated term of such Option.

          7.   TERMINATION BY REASON OF DISABILITY.  If the Optionee's
               -----------------------------------
employment with the Company or any Subsidiary terminates by reason of Disability, the Option may thereafter be exercised for a period of twelve (12) months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter; provided,
                                                               --------
however, that, if the Optionee dies within such twelve (12) month period (or
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such shorter period as the Committee shall specify at grant) and prior to the expiration of the stated term of the Option, the Option shall thereafter be exercisable until the expiration of the stated term of the Option.

          8.   OTHER TERMINATION.  The Optionee's employment with the
               -----------------
Corporation or any Subsidiary terminates for any reason other than death or

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Disability, the Option may be exercised until the earlier to occur of (A) three
(3) months from the date of such termination or (B) the expiration of the term of the Option.

          9.   NOTICES.  Any notice required or permitted under this Agreement
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shall be deemed given when delivered personally, or when deposited in a United
States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at his address set forth below or such other address as he or she may designate in writing to the Corporation, or to the Corporation: Attention:
Joel S. Marcus (or his designee), at the Corporation's address or such other address as the Corporation may designate in writing to the Optionee.

          10.  FAILURE TO ENFORCE NOT A WAIVER.  The failure of the Corporation
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to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          11.  GOVERNING LAW.  This Agreement shall be governed by and construed
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according to the laws of the State of Maryland without regard to its principles of conflict of laws.

          12.  INCORPORATION OF PLAN.  The Plan is hereby incorporated by
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reference and made a part hereof, and the Option and this Agreement are subject to all of the terms and conditions of the Plan.

          13.  AMENDMENTS.  This Agreement may be amended or modified at any
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time by an instrument in writing signed by the parties hereto.

          14.  RIGHTS AS A SHAREHOLDER.  Neither the Optionee nor any successor
               -----------------------
in interest shall have rights as a stockholder of the Corporation with respect to any Option Shares until the date of issuance of a stock certificate for such Option Shares.

          15.  AGREEMENT NOT A CONTRACT OF EMPLOYMENT.  Neither the Plan, the
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granting of an Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an employee of the Corporation or any Subsidiary for any period of time at any specific rate of compensation.

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          16.  INVESTMENT REPRESENTATION.  Upon the exercise of all or any part
               -------------------------
of the Option, the Committee may require the Optionee to furnish to the Corporation an agreement (in such form as the Committee may specify) in which the Optionee shall represent that the Option Shares are to be acquired for the Optionee's own account and not with a view to the sale or distribution thereof.

          17.  AUTHORITY OF THE COMMITTEE.  The Committee shall have full
               --------------------------
authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, binding and conclusive.

          18. IN WITNESS WHEREOF, the parties have executed this Agreement on this _____ day of ____ 199_.


                                       ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                       By: ________________________________
                                             Joel S. Marcus
                                             Chief Executive Officer

                                       The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.


                                       ______________________________
                                                  Optionee


                                       ______________________________
                                       ______________________________
                                       ______________________________
                                                  Address

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